Household Consumer Loan Trust, Series 1995-1
Deposit Trust Calculations
Previous Due Period Ending                          Aug 31, 1999
Current Due Period Ending                           Sep 30, 1999
Prior Distribution Date                             Sep 14, 1999
Distribution Date                                   Oct 14, 1999
Beginning Trust Principal Receivables           4,105,108,365.72
Average Principal Receivables                   4,104,937,835.45
FC&A Collections (Includes Recoveries)             64,771,302.74
Principal Collections                             134,834,398.30
Additional Balances                                58,382,153.83
Net Principal Collections                          76,452,244.47
Defaulted Amount                                   33,144,878.15
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,736,151.00

Beginning Participation Invested Amount           356,764,375.37
Beginning Participation Unpaid Principal          356,764,375.37
Balance
Ending Participation Invested Amount              347,239,176.56
Ending Participation Unpaid Principal Balance     347,239,176.56

Accelerated Amortization Date                       Oct 15, 2000
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   9.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)  0=No

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 356,764,375.37
Numerator for Fixed Allocation                    367,963,431.30
Denominator - Max(Sum of Numerators, Principal  4,104,937,835.45
Receivables)
Applicable Allocation Percentage                         8.6911%
Investor FC&A Collections                           5,629,340.64

Series Participation Interest Default Amount
Numerator for Floating Allocation                 356,764,375.37
Denominator - Max(Sum of Numerators, Principal  4,104,937,835.45
Receivables)
Floating Allocation Percentage                           8.6911%
Series Participation Interest Default Amount        2,880,655.50


Principal Allocation Components
Numerator for Floating Allocation                 356,764,375.37
Numerator for Fixed Allocation                    367,963,431.30
Denominator - Max(Sum of Numerators, Principal  4,104,937,835.45
Receivables)


Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           6.7500%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               6.7500%
(c) Rate Sufficient to Cover Interest, Yield             5.5050%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          356,764,375.37
Principal Balance
(e) Actual days in the Interest Period                        30
Series Participation Monthly Interest, [a*d*e]      2,006,799.61

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,           9,525,198.81
[a+m+n]

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
(a) Investor Principal Collections, [Max(b,h)       6,644,543.31
or e]
(b) prior to Accelerated Amort. Date or not         6,644,543.31

Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                       8.6911%


(d) Net Principal Collections                      76,452,244.47
(e) after Accelerated Amort Date or Early Amort    12,086,450.48
Period, [f*g]
(f) Fixed Allocation Percentage                          8.9639%
(g) Collections of Principal
                                                  134,834,398.30

(h) Minimum Principal Amount, [Min(i,l)]            3,541,103.26
(i)  Floating Allocation Percentage of             11,718,596.44
Principal Collections
(j)  1.8% of the Series Participation Interest      6,421,758.76
Invested Amount
(k) Series Participation Interest Net Default       2,880,655.50
Payment Amount
(l)  the excess of (j) over (k)                     3,541,103.26

(m) Series Participation Interest Net Default       2,880,655.50
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections     5,629,340.64
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      2,006,799.61
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        2,880,655.50
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  594,607.29
Excess [Sec. 4.11(a)(vi)]                             147,278.24

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

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

Series 1995-1
Owner Trust
Calculations
Due Period          Sep 30, 1999
Ending
Payment Date        Oct 15, 1999

Calculation of
Interest Expense

Index (LIBOR)          5.380000%
Accrual end         Oct 15, 1999
date, accrual
beginning date
and days in
Interest Period
                         Class A          Class B   Certificates Overcoll Amount
Beginning Unpaid  178,305,528.64   132,002,818.88  12,486,753.14  33,969,274.71
Principal
Balance
Previously                  0.00             0.00           0.00
unpaid
interest/yield
Spread to index            0.24%           0.625%          1.03%
Rate (capped at        5.620000%        6.005000%      6.410000%
13.0%, 15%, 16%)
Interest/Yield        835,064.23       660,564.11      66,700.07
Payable on the
Principal
Balance
Interest on                 0.00             0.00           0.00
previously
unpaid
interest/yield
Interest/Yield        835,064.23       660,564.11      66,700.07
Due
Interest/Yield
Paid                  835,064.23       660,564.11      66,700.07

Summary

Beginning
Security Balance  178,305,528.64   132,002,818.88  12,486,753.14  33,969,274.71
Beginning
Adjusted Balance  178,305,528.64   132,002,818.88  12,486,753.14
Principal Paid      4,760,266.27     3,524,323.55     333,381.96     981,552.94
Ending Security
Balance           173,545,262.37   128,478,495.33  12,153,371.18  33,062,047.68
Ending Adjusted
Balance           173,545,262.37   128,478,495.33  12,153,371.18
Ending                                                   3.5000%
Certificate
Balance as %
Participation
Interest
Invested Amount
Targeted Balance                   128,478,495.33  12,153,371.18
                  173,619,588.28
Minimum Adjusted                    61,666,666.67   5,833,333.33  15,833,333.33
Balance
Certificate                                        10,522,736.01
Minimum Balance
Ending OC Amount                                                  33,062,047.67
as Holdback
Amount
Ending OC Amount                                                           0.01
as Accelerated
Prin Pmts
Beginning Net               0.00             0.00           0.00           0.00
Charge offs
Reversals                   0.00             0.00           0.00           0.00
Charge offs                 0.00             0.00           0.00           0.00
Ending Net                  0.00             0.00           0.00           0.00
Charge Offs
Interest/Yield        $1.1134190       $3.8361176     $2.2010319
Paid per $1000
Principal Paid        $6.3470217      $20.4669304    $11.0012526
per $1000
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

Series 1995-1  Owner Trust Calculations
Due Period                                        September 1999
Payment Date                                        Oct 15, 1999
Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections        9,525,198.81
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                          74,325.91

Series Participation Interest Monthly Interest      2,006,799.61

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A Interest Distribution- Sec.             835,064.23
3.05(a)(i)(a)


  Pay Class B Interest Distribution- Sec.             660,564.11
3.05(a)(i)(b)
  Pay Certificates the Certificate Yield- Sec.         66,700.07
3.05(a)(i)(c)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A to Targeted Principal Balance-        4,685,940.36
Sec. 3.05(a)(ii)(a)


  Pay Class B to Targeted Principal Balance         3,524,323.55
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)

Pay Certificate Yield if not paid pursuant to               0.00
Sec. 3.05 (a)(i)(c)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance       333,381.96
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt           981,552.94
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)


  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A to zero- Sec. 3.05(a)(v)(c)              74,325.91


  Pay Class B to zero- Sec. 3.05(a)(v)(d)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A to zero- Sec. 3.05(a)(vi)(a)                  0.00


  Pay Class B to zero- Sec. 3.05(a)(vi)(b)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(c)
  Pay HCLC Optimum Monthly Principal provided               0.00
OC >0- Sec. 3.05(a)(vi)(d)

Remaining Amounts to Holder of Designated             370,145.29
Certificate - Sec. 3.05(a)(vii)





Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt       981,552.94
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)(d)

To Designated Certificate Holder up to total           74,325.91
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback       907,227.03
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate            3,344.38



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